Supplement Dated September 30, 2026
to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated April 30, 2026, for Thrivent Mid Cap Growth Portfolio and Thrivent Small Cap Growth Portfolio, each a series of Thrivent Series Fund, Inc.
The following portfolio management changes are effective immediately:
1.Thrivent Mid Cap Growth Portfolio. Taylor Cope, CFA, has been named as a portfolio manager for the Portfolio. Mr. Cope is a Senior Portfolio Manager and joined Thrivent in 2026. Prior to joining Thrivent, he worked at GW&K Investment Management from 2021 to 2026. Mr. Cope has worked in the investment management industry since 2007. Patrick D. Farley, CFA, will no longer serve as a portfolio manager for the Portfolio. Jamin Soni will continue to serve as a portfolio manager for the Portfolio.
2.Thrivent Small Cap Growth Portfolio. Addison M. Holmes, CFA, has been named as a portfolio manager for the Portfolio. Ms. Holmes is a Portfolio Manager and joined Thrivent in 2023. Prior to joining Thrivent, she worked at Pickering Energy Partners from 2021 to 2023. Ms. Holmes has worked in the investment and financial services industry since 2018. Patrick D. Farley, CFA, will no longer serve as a portfolio manager for the Portfolio. Michael P. Hubbard and Nabil M. Elsheshai, CFA, will continue to serve as portfolio managers for the Portfolio.
Please include this Supplement with your Summary Prospectus, Prospectus, and Statement of Additional Information.
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